BANCORPSOUTH, INC. Financial Information As of and for the Three Months and Year Ended December 31, 2016 Exhibit 99.2

Forward Looking Statements Certain statements contained in this this presentation and the accompanying slides may not be based upon historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “foresee,” “hope,” “intend,” “may,” “might,” “plan,” “will,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the terms, timing and closings of the proposed mergers with Ouachita Bancshares Corp. and Central Community Corporation, the Company’s ability to operate its regulatory compliance programs consistent with federal, state ,and local laws, including its Bank Secrecy Act (“BSA”) and anti-money laundering (“AML”) compliance program and its fair lending compliance program, the Company’s compliance with the consent order it entered into with the Consumer Financial Protection Bureau (the “CFPB”) and the United States Department of Justice (“DOJ”) related to the Company’s fair lending practices (the “Consent Order”), the acceptance by customers of Ouachita Bancshares Corp. and Central Community Corporation of the Company’s products and services if the proposed mergers close, the outcome of any instituted, pending or threatened material litigation, amortization expense for intangible assets, goodwill impairments, loan impairment, utilization of appraisals and inspections for real estate loans, maturity, renewal or extension of construction, acquisition and development loans, net interest revenue, fair value determinations, the amount of the Company’s non-performing loans and leases, credit quality, credit losses, liquidity, off-balance sheet commitments and arrangements, valuation of mortgage servicing rights, allowance and provision for credit losses, early identification and resolution of credit issues, utilization of non-GAAP financial measures, the ability of the Company to collect all amounts due according to the contractual terms of loan agreements, the Company’s reserve for losses from representation and warranty obligations, the Company’s foreclosure process related to mortgage loans, the resolution of non-performing loans that are collaterally dependent, real estate values, fully-indexed interest rates, interest rate risk, interest rate sensitivity, calculation of economic value of equity, impaired loan charge-offs, diversification of the Company’s revenue stream, the growth of the Company’s insurance business and commission revenue, the growth of the Company’s loan, deposit and fee revenue sources, liquidity needs and strategies, sources of funding, net interest margin, declaration and payment of dividends, the utilization of the Company’s share repurchase program, the implementation and execution of cost saving initiatives, improvement in the Company’s efficiencies, operating expense trends, future acquisitions and consideration to be used therefor and the impact of certain claims and ongoing, pending or threatened litigation, administrative and investigatory matters.   The Company cautions readers not to place undue reliance on the forward-looking statements contained in this this presentation and the accompanying slides, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors may include, but are not limited to, the Company’s ability to operate its regulatory compliance programs consistent with federal, state, and local laws, including its BSA/AML compliance program and its fair lending compliance program, the Company’s ability to successfully implement and comply with the Consent Order, the ability of the Company, Ouachita Bancshares Corp. and Central Community Corporation to obtain regulatory approval of and close the proposed mergers, the willingness of Ouachita Bancshares Corp. and Central Community Corporation to proceed with the proposed mergers, the potential impact upon the Company of the delay in the closings of these proposed mergers, the impact of any ongoing, pending or threatened litigation, administrative and investigatory matters involving the Company, conditions in the financial markets and economic conditions generally, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, limitations on the Company’s ability to declare and pay dividends, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd-Frank Act, and supervision of the Company’s operations, the short-term and long-term impact of changes to banking capital standards on the Company’s regulatory capital and liquidity, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic and environmental conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of the loss of any key Company personnel, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, the growth of the Company’s insurance business and commission revenue, the growth of the Company’s loan, deposit and fee revenue sources, the Company’s ability to adapt its products and services to evolving industry standards and consumer preferences, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third-party vendors to perform, unfavorable ratings by rating agencies, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, the utilization of the Company’s share repurchase program, the implementation and execution of cost savings initiatives, other factors generally understood to affect the assets, business, cash flows, financial condition, liquidity, prospects and/or results of operations of financial services companies and other factors detailed from time to time in the Company’s press and news releases, and this presentation and the accompanying slides, reports and other filings with the SEC. Forward-looking statements speak only as of the date that they were made, and, except as required by law, the Company does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances that occur after the date of this this presentation and the accompanying slides.

2016 Highlights Net income of $132.7 million, or $1.41 per diluted share, representing an increase of $0.08, or 6.0 percent, per share compared to 2015 Generated net loan growth of $439.2 million, or 4.2 percent Reported total deposit growth of $357.0 million, or 3.2 percent Reached settlement with Consumer Financial Protection Bureau and U.S. Department of Justice regarding their fair lending investigation; incurred related pre-tax charge of $13.8 million Net operating income - excluding MSR - of $141.4 million, or $1.50 per diluted share, representing an increase of $0.06, or 4.2 percent, per share compared to 2015 Total operating expense declined $5.1 million, or 1.0 percent, compared to 2015 Repurchased 988,060 shares of outstanding common stock at a weighted average price of $23.40 per share As of and for the year ended December 31, 2016 All non-GAAP measures defined and/or reconciled in quarterly earnings releases

Annual Results Dollars in millions, except per share data All non-GAAP measures defined and/or reconciled in quarterly earnings releases NM – Not Meaningful 12/31/16 12/31/15 12/31/14 12/31/13 12/31/12 Net interest revenue 453.5 $ 435.7 $ 416.7 $ 398.9 $ 414.6 $ Provision for credit losses 4.0 (13.0) 0.0 7.5 28.0 Noninterest revenue 279.0 278.0 269.1 275.1 280.1 Noninterest expense 532.0 539.9 518.4 534.8 549.2 Income before income taxes 196.4 186.7 167.4 131.7 117.5 Income tax expense 63.7 59.2 50.7 37.6 33.3 Net income 132.7 $ 127.5 $ 116.8 $ 94.1 $ 84.3 $ Plus: Non-operating items, net of tax 9.3 10.2 3.0 13.3 (0.3) Net operating income 142.1 $ 137.7 $ 119.7 $ 107.4 $ 84.0 $ Less: MSR market value adjustment, net of tax 0.6 (0.7) (4.0) 5.5 (2.0) Net operating income - excluding MSR 141.4 $ 138.4 $ 123.7 $ 101.9 $ 86.0 $ Net income per share: diluted 1.41 $ 1.33 $ 1.21 $ 0.99 $ 0.90 $ Operating earnings per share - excluding MSR 1.50 $ 1.44 $ 1.28 $ 1.07 $ 0.92 $ Year Ended

Q4 Highlights Net income of $37.7 million, or $0.40 per diluted share Generated net loan growth of $153.2 million, or 5.7 percent annualized, and total deposit growth of $98.1 million, or 3.4 percent annualized Earnings benefitted from a positive pre-tax mortgage servicing rights valuation adjustment of $11.2 million Net operating income - excluding MSR - of $30.7 million, or $0.33 per diluted share Credit quality remained stable; recorded provision for credit losses of $1.0 million for the quarter Repurchased 436,541 shares of outstanding common stock at a weighted average price of $22.91 per share Acquired certain assets of Waguespack & Associates Insurance, Inc. located in Gonzales, Louisiana As of and for the three months ended December 31, 2016 All non-GAAP measures defined and/or reconciled in quarterly earnings releases

Recent Quarterly Results Dollars in millions, except per share data All non-GAAP measures defined and/or reconciled in quarterly earnings releases NM – Not Meaningful 12/31/16 9/30/16 12/31/15 vs 9/30/16 Net interest revenue 115.4 $ 114.6 $ 111.2 $ 0.7% 3.7 % Provision for credit losses 1.0 0.0 0.0 NM NM Noninterest revenue 73.0 70.9 67.4 3.0 8.3 Noninterest expense 131.5 129.5 148.4 1.5 (11.4) Income before income taxes 55.8 55.9 30.3 (0.2) 84.5 Income tax expense 18.2 18.1 9.1 0.2 99.8 Net income 37.7 $ 37.8 $ 21.2 $ (0.4) % 77.9 % Plus: Non-operating items, net of tax - - 10.2 NM NM Net operating income 37.7 $ 37.8 $ 31.4 $ (0.4) % 20.0 % Less: MSR market value adjustment, net of tax 7.0 1.1 1.8 NM NM Net operating income - excluding MSR 30.7 $ 36.7 $ 29.6 $ (16.4) % 3.6 % Net income per share: diluted 0.40 $ 0.40 $ 0.22 $ 0.0% 81.8 % Operating earnings per share - excluding MSR 0.33 $ 0.39 $ 0.31 $ (15.4) % 6.5 % Three Months Ended % Change vs 12/31/15

Noninterest Revenue Dollars in thousands NM – Not Meaningful

Dollars in thousands NM – Not Meaningful Noninterest Expense

Dollars in millions Deposits and Customer Repos

Dollars in millions Net loans and leases Loan Portfolio

Mortgage Lending Revenue 12/31/16 9/30/16 6/30/16 3/31/16 12/31/15 Origination revenue 4,324 $ 8,168 $ 10,523 $ 7,208 $ 4,909 $ Servicing revenue 4,673 4,639 4,678 4,744 4,381 MSR payoffs/paydowns (2,447) (2,338) (2,066) (1,380) (1,633) MSR valuation adjustment 11,242 1,813 (4,092) (7,954) 2,865 Total mortgage banking revenue 17,792 $ 12,282 $ 9,043 $ 2,618 $ 10,522 $ Production volume 395,850 $ 478,179 $ 462,577 $ 315,374 $ 309,979 $ Purchase money production 263,700 $ 342,800 $ 353,300 $ 222,900 $ 224,900 $ Mortgage loans sold 379,854 $ 424,181 $ 352,051 $ 294,311 $ 291,725 $ Margin on loans sold 1.14% 1.93% 2.99% 2.45% 1.68% Current pipeline 256,923 $ 340,117 $ 385,290 $ 302,884 $ 248,916 $ Mortgage originators 135 147 148 149 140 Insurance Commission Revenue Property and casualty commissions 19,098 $ 20,927 $ 20,417 $ 19,877 $ 18,814 $ Life and health commissions 5,757 5,897 6,252 5,615 5,823 Risk management income 610 674 592 623 672 Other 244 696 1,542 7,134 39 Total insurance commissions 25,709 $ 28,194 $ 28,803 $ 33,249 $ 25,348 $ Three Months Ended Dollars in thousands Mortgage and Insurance Revenue

As of and for the three months ended December 31, 2016 Credit Quality Highlights A recorded provision for credit losses of $1.0 million for the quarter, compared with no recorded provision for the third quarter of 2016 and no recorded provision for the fourth quarter of 2015 Net charge-offs were $3.2 million for the fourth quarter compared with net charge-offs of $1.0 million for the third quarter of 2016 and net charge-offs of $6.6 million for the fourth quarter of 2015 Non-performing loans (“NPLs”) increased $10.9 million to 0.94 percent of net loans and leases while non-performing assets (“NPAs”) increased $7.3 million to 0.74 percent of total assets during the fourth quarter Other real estate owned decreased $3.6 million Near-term delinquencies decreased to $27.8 million

Highlights Continued net loan and deposit growth Stable credit quality Repurchased 436,541 shares of common stock Acquired Waguespack & Associates Insurance, Inc. Current Focus Q & A Summary Continue to grow – loans, deposits, and fee revenue sources Challenge expenses and continue to improve efficiency Efficiently manage capital